UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/10/2007

American Technology Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  000-24248

Delaware	87-0361799
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

15378 Avenue of Science, Ste 100,
San Diego, California 92128
(Address of principal executive offices, including zip code)

858-676-1112
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant's Certifying Accountant

(b)    On October 10, 2007, the Company engaged the registered public accounting firm of Squar, Milner, Peterson, Miranda & Williamson, LLP ("Squar Milner") as its new independent registered public accounting firm, effective immediately. The Company has not consulted with Squar Milner during its fiscal years ended September 30, 2007 and 2006 or the subsequent interim period through October 10, 2007, regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion Squar Milner might render on the Company's financial statements or regarding any of the matters described in Item 304(a)(2)(i) and Item 304(a)(2)(ii) of Regulation S-K.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Technology Corporation

Date: October 12, 2007	By:	/s/ Katherine H. McDermott
Katherine H. McDermott
Chief Financial Officer